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                                                                   Exhibit 10.17
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              AGREEMENT AMENDING PRINCIPAL UNDERWRITING AGREEMENT

This Agreement, dated the 3rd day of March, 1998, by and between United Investors Life Insurance Company ("UILIC") and Waddell & Reed, Inc. ("W&R");

WHEREAS, UILIC and W&R have executed a Principal Underwriting Agreement, dated May 1, 1990 by and between UILIC and W&R (the "Underwriting Agreement") in the form attached hereto as Exhibit A; and
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WHEREAS, the UILIC and W&R desire to amend the Underwriting Agreement to provide for termination thereof as of December 31, 1998, unless UILIC and W&R determine to extend it for an additional period of time;

NOW, THEREFORE, UILIC and W&R agree as follows:

1. The Underwriting Agreement be, and it hereby is, amended to provide that it terminates as of the close of business on December 31, 1998, unless extended to a later date in writing by UILIC and W&R.

2. The provisions of the Underwriting Agreement will survive termination as described therein.

3. All notices, instructions, reports and other documents contemplated by this Agreement or the Underwriting Agreement will be deemed duly given when in writing and either delivered to the addresses below or sent by first class mail, facsimile or courier addressed as follows:

To:  United Investors Life Insurance Company

     2001 Third Avenue South
     Birmingham, Alabama  35233
     Attn:  James L. Sedgwick

To:  Waddell & Reed, Inc.

     6300 Lamar Avenue
     Overland Park, KS  66202
     Attn:  General Counsel

4. This Agreement may be executed in counterparts, each of which shall be deemed an original.

5.  This Agreement will be governed by the laws of the State of Kansas.
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IN WITNESS WHEREOF, W&R and UILIC have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first written above.


                                    UNITED INVESTORS LIFE INSURANCE COMPANY

                                    By:   /s/ Larry M. Hutchison
                                          ----------------------
                                          Larry M. Hutchison


                                    WADDELL & REED, INC.

                                    By:   /s/ Robert L. Hechler
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                                          Robert L. Hechler